

SOKO
国际健身俱乐部
SOKO FITNESS & WELLNESS

SOKO Fitness & Spa Group

(SOKF.OB)

www.sokofitness.com March 2011

Fast Growing Operator of Luxury Spa and Beauty Salons and High-end Fitness Clubs in China

Disclaimers and Note on Forward-Looking Statements

Statements in this presentation and of SOKO's management in connection therewith that relate to beliefs, plans, objectives, goals, expectations, anticipations, intentions, financial condition, results of operations, future performance and business constitute "forward-looking statements". These forward-looking statements are based on management's current expectations about future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts, and by words such as "may," "could," "should," "would," "believe," "expect," "project," "anticipate," "estimate," "intend," "plan" or other similar words or expressions.

Any or all of the forward-looking statements in this presentation or made by management during this presentation may turn out to be in accurate or wrong. This can occur as a result of inaccurate assumptions or as a consequence of known or unknown risks and uncertainties. SOKO addresses these risks in the "Risk Factors" section of its Annual Report on Form 10-K for the year ended May 31, 2010 and in other SEC filings. Because of these risks and uncertainties, SOKO's actual results may differ materially from those that might be anticipated from its forward-looking statements. Other factors beyond those referred to above could also adversely affect SOKO. Therefore, you are cautioned not to place undue reliance on such forward-looking statements. SOKO undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Also, in presenting this material and responding to inquiries in connection with the presentation, management may refer to results, projections, or performance measures that are not prepared in accordance with U.S. generally accepted accounting principles (or GAAP) as reported in the company's SEC filings. You are advised that these results, projections, or performance measures are non-GAAP measures and are not intended to replace or as a substitute for results measured under GAAP but rather as a supplement to the GAAP reported results.

This presentation does not constitute or form part of an offer to sell or issue or invitation to purchase or subscribe for any shares of the Company in any jurisdiction, and no part of this presentation shall form the basis of or be relied upon in connection with any contract or commitment. Specifically, this presentation does not constitute a "prospectus" within the meaning of the U.S. Securities Act of 1933, as amended.

I. Company Overview

Financial Overview

Ticker Symbol:	SOKF.OB
Price (as of 1/28/2011):	$4.75
Market Cap:	$97.2 mil
Fiscal Year Ended	May 31
Revenues (ttm):	$ 35.1 mil
Net Income (ttm):	$ 11.1 mil
EBITDA (ttm)	$ 14.7 mil
3 Years Revenue CAGR (2007-2010)	59%
Gross Margin (ttm)	68%
Net Margin (ttm)	32%
Earnings Per Share (ttm):	$0.55*
P/E (ttm):	8.6x

*Weighted average diluted shares outstanding (ttm) is 22.2 million shares (Dec. 1 ,2009 – Nov. 30, 2010). As of March 1, 2011, there were 20,459,677 outstanding shares of common stock.

SOKO's Core Business Segments

Core Segments

- **Spa and Beauty Salons**
  - 18 salons with 25,320 club members
  - one beauty school
- **Fitness Centers**
  - 13 centers with 22,900 members



2Q 2011 (Nov. 30, 2010)
Revenue Mix
Fitness Center, 20.1%
Spa and Beauty Salons, 79.9%

Differentiators

- **Focus on fitness and wellness with an affluent customer base**
- **State-of-the art amenities and expert staff create the complete luxury experience**
- **Integrated cross selling business model**
- **Self-owned training school ensures superb human resources and professionalism**

*Clients numbers as of November 30, 2010

Value Proposition

- Fast growing operator of luxury spa and beauty salons and high-end fitness clubs in China
- Proven business model with established operations in core second and third tier city markets with significant growth opportunity in current and new markets
- Track record or growing revenues and profits with expected year-over-year top-line growth of 30-40% for fiscal 2011
- Consecutive quarters of record income and revenue for latest two quarters
- Executing on aggressive expansion initiatives to open 16 new facilities (wholly owned, majority owned, or managed with or without minority owned) in fiscal 2011; 12 opened or acquired YTD and four under construction
- Effective cross selling model in core business segments provides built in customer base with low expense in a high margin business
- ***Only*** China-based US-listed company in its class

Locations & Geographic Strategy



Harbin (Headquarters):
11 Luxury Spas
3 Fitness Centers
1 Yoga Center
1 Beauty School
Shenyang:
3 Luxury Spas
2 Fitness Centers
Beijing:
1 Luxury Spa
2 Fitness Centers
1 Yoga Center
Dalian:
1 Beauty Salon
1 Fitness Center
Zhengzhou:
1 Yoga Center
Hangzhou:
2 Beauty Salons
2 Fitness Centers

- **Headquartered in Harbin, China**
- **Significant, established and growing presence in Northeastern China**
  - Continued expansion in the region
  - 12 new facility openings in first nine months FY11
  - Substantial brand equity in core markets of Harbin and Shenyang
  - Entered Dalian in 2QFY11.
  - Three luxury spas and one fitness center under construction.
- **Capturing additional market opportunity in select areas**
  - Entered Beijing in December 2009
  - Entered Eastern China (Hangzhou) and Central China (Zhengzhou) in 3QFY11.

Current Facilities: 32 as of March 1, 2011

Key Milestones

1992	2004	Apr. 2008	May 2009	Nov 2009	Dec 2009	April 2010	May 2010
Founded 1st Beauty Spa	1st Fitness Center	Reverse Merger: Raised $2M	FY09 net income of $7M (+50% YoY) on $20M in revenue	First Medical Beauty Spa	Entering Suburban Beijing	$9.8 M Private placement	FY10 record net income of $10M (+40% YoY) on record revenue of $30M



35
30
25
20
15
10
5
0

	2007	2008	2009	2010	2011 E
Fitness	2	2	3	7	14
Spa	5	6	10	13	21

Number of Locations



30,000
25,000
20,000
15,000
10,000
5,000
-

	2007	2008	2009	2010	1H2011
Beauty Members	11,000	16,000	19,500	21,200	25,300
Fitness Member	10,000	10,000	13,000	18,000	22,900

Fitness & Beauty Salon Memberships

II. Business Summary

Upper Class Health and Lifestyle Services



Age 20 - 55



Age 25 - 60



Age 35 -65



QUEEN 女王医疗美容
HEALTH CARE BEAUTY

SOKO®
国际健身俱乐部
SOKO FITNESS & WELLNESS

YOGA WAVE

女王美容
QUEEN'S BEAUTY

Lea Spa

SOKO Customer Profile

- SOKO's primary clients and members are middle- and upper-middle class residents of tier-2 cities, selected areas of tier-1 cities, and luxury hotel guests
- Approximately 90% of SOKO's members and clients reside in tier-2 cities in Northeastern China
- Approximately 75% of current clients and members are female
- SOKO's focus on these demographics allows the Company to capitalize on the increasing affluence of Chinese citizens

Clients and Members by Profession

as of November 30, 2010



Executives & Professionals 42%
Others 26%
Government 9%
Small business owners 23%

Marketing Strategy & Expenses

Marketing Collaborations

Provider Partners


ALBION
澳尔滨
La Colline
MAHLER
PARIS
Product Sale
SOKO
member
女王美容
QUEEN'S BEAUTY
member
QUEEN

Cross selling opportunities

- Our own school provide personnel and management support
- 3-1 ratio of staff to customers drives high client retention

Business Model For Beauty & Spa



Typical Size: 10,000 ft²
Initial Cost: $1.2 million
More than 2,500 clients
30,000 annual visits
~1,700 clients
Opening
~ 750 clients
Preparation & construction
Initial Ramp Up
Growth
Maturing
Matured
Year —1
Year 0
Year 1
Year 2
Year 3
Facility becomes cash flow positive
Number of Beauty & Spa centers at each stage*
3
8
1
3
6

A beauty salon and spa typically needs **8-9 months** to achieve modest membership contribution and positive cash flow.

The non-surgical medical beauty center and beauty school are not included.

* Facilities as of March 1, 2011

Business Model For Fitness Center



Typical Size: 30,000 ft2
Initial Cost: $1.3 million
More than 5,000 members
~3,500 members
~ 1,500 members
Opening
Preparation & construction
Initial Ramp Up
Growth
Maturing
Matured
Year −1
Year 0
Year 1
Year 2
Year 3
Facility becomes cash flow positive
Number of fitness centers at each stage*
1
8
3
1
1

A fitness club typically needs **12-14 months** to achieve modest membership contribution and positive cash flow.

* Facilities as of March 1, 2011

Annual Member Spending

Members/	Nov. 30, 2009	Nov. 30, 2010	% Changes
Fitness Members	*14,900*	*22,900*	*54%*
Spa Members	*19,890*	*25,320*	*27%*
Average Spending for the quarter ended November 30			
Fitness Member	*$90*	*$73*	*23.3%*
Spa Member	*$328*	*$318*	*3.0%*

Note:

1. Fitness members and Spa clients may overlap
2. Average annual spending is based on the total revenue in the period divided by the member / average client at the end of the period and the prior quarter, which could understate the level of spending of our long-time members.

Experienced Leadership Team

Tong LIU CEO & *Chairman*	▪Founder ▪18 years of industry experience
Xia YU CFO & Director	▪SOKO veteran & 15 years of accounting experience
Colin SUNG Independent Director	▪Audit Committee Chair ▪Public company senior mgmt, ▪Finance & Accounting Background
Yang CHEN Independent Director	▪Nominating and Governance Committee ▪PRC legal Expertise
Su ZHANG Independent Director	▪Compensation Committee ▪Investment and senior management experience



III. Financial Highlights

Robust Revenue Growth

US$ Millions


$35
$30
$25
$20
$15
$10
$5
$-
$7.4
$14.0
$19.6
$29.9
$13.8
$19.0
3 YEAR CAGR 59%
UP 37%
2007
2008
2009
2010
1HFY10
1HFY11

Fiscal Year Ends May 31

Strong Net Income Growth

US$ Millions



$12
$10
$8
$6
$4
$2
$-
3 YEAR CAGR 51%
UP 12%
$3.02
$5.28
$7.03
$10.44
$5.60
$6.30
2007
2008
2009
2010
1HFY10
1HFY11

Fiscal Year Ends May 31

Gross and Net Profit Margins



70%
60%
50%
40%
30%
20%
10%
0%

	2007	2008	2009	2010	1HFY11
Gross Margin	66%	64%	66%	68%	67%
Net Margin	41%	38%	36%	35%	33%

- Stable gross margin amid rapid growth
- Decreasing net margin due to ramp up cost in aggressive opening new centers
- Fiscal year ends May 31

Cash Position and Financing

- As of November 30, 2010, SOKO had:
  - Cash and cash equivalents was $15.0M, compared with $18.1M as of May 31, 2010.
    - The decrease was primary related to increased investment in new facility openings, consistent with SOKO's growth strategy
    - 2Q FY11 operating cash flow totaled approximately $4.2 million
    - Total CAPEX for the quarter was approximately $4.6 million
  - Total liabilities and stockholders' equity of $74.8M vs. $58.1M as of May 31, 2010
- On April 29, 2010, SOKO completed a non-brokered private placement for net proceeds of $9.8 million
  - 14-month deferred share registration with no associated warrants
  - Lead investors were IDG Capital and Guerrilla Capital
    - IDG Capital - $2.5 billion under management; investing in China since 1992; Investments include Baidu, Wu Mart, Ctrip.com, and Sohu
    - Guerilla Capital - $180 million China-focused hedge fund; Original SOKO Investor

Balance Sheet Summary

($ in Millions)	11/30/10	5/31/10
	(Unaudited)	(Audited)
Cash and Equivalents	$15.0	$18.1
Total Current Assets	$28.9	$27.1
Total Receivable	$0.3	$1.3
Total inventory	$1.1	$1.1
Total Assets	$74.8	$58.1
Total Current Liabilities	$22.1	$13.4
Deferred Revenue	$18.6	$9.3
Total Shareholders' Equity	$52.5	$44.8

IV. Company Outlook & Growth Strategy

Market Opportunities

- The spa and beauty industry is among China's fastest-growing markets[1]
- There is an increasing focus on health, fitness and wellness in China
- SOKO targets the wealthiest 10% of the population in its target markets
  - Our three primary markets in Northeastern China have a total population of approximately 13.5 million
    - Harbin: 4.8 million
    - Shenyang: 5.1 million
    - Dalian: 3.6 million
  - Potential customer base in these three markets is over 1,350,000
- China continues to experience strong economic growth, which will drive the further expansion of our customer base
  - In 2009, China accounted for the world's 4th largest population of high net worth individuals[2]
  - China's high net worth individual population is expected to triple by 2018[2]
  - China also saw GDP growth of 9% and private consumption growth of 8.7% in 2009, the strongest growth in the Asia Pacific Region[2]
  - Domestic demand expected to grow at a CAGR of 9.7% from 2009-2013[2]

1 Source: 2010-2015 China Beauty Industrial Marketing Research Report
2 Source: Capgemini Consulting Technology Outsourcing/Merrill Lynch Wealth Management, Asia-Pacific Wealth Report, 2009

Business Outlook

- Continue to Open or Acquire New Facilities
  - Increased penetration of current markets including Harbin, Shenyang, Dalian, Beijing, Hangzhou and Zhengzhou.
- Geographic Expansion:
  - we plan to acquire or build new facilities to expand SOKO clubs into other cities in China, such as Hangzhou and its neighboring Yangtze Delta region.
- Continue Current Membership Growth
  - By the end of fiscal 2011, SOKO expects its customer base to increase to 24,000 fitness center members and 27,000 spa and beauty clients.
- Continue Effort to Increase Per-Member Spending
  - Continue to improve cross-selling model and maintain proper ratio of fitness and beauty/spa facilities to increase sales per customer/member.
- Continue to Maintain Direct Control and High Quality
  - Continue direct control business model to maintain high quality of service and build additional brand equity.

FY2011 Guidance

Executing a comprehensive expansion strategy to expand customer base and facility portfolio, driving top- and bottom-line growth

- Facilities expansion plan
  - Build or acquire interests in up to 16 facilities in fiscal 2011
  - Opened or acuired12 facilities (wholly owned, majority owned, or managed with or without minority owned) in the first nine months in FY11
  - Four facilities under construction or engaged in pre-opening activities (three luxury spas and one fitness center)

- Customer base (projected)
  - Up to over 24,000 fitness center members and 27,000 spa and beauty clients

- Gross revenue (projected)
  - Range from $39 million to $42 million, representing YoY growth of 30-40%



Customized Solutions for a Healthy and Beautiful Lifestyle

Contacts

Shawn Qu
Tel: (908) 208-8681
Email: shawnqu@sokofitness.com

Lee Roth
Tel: (212) 481-2050
Email: soko@thepiacentegroup.com


有成就爱生活SOKO
有成就 爱生活 SOKO